                             LETTER OF TRANSMITTAL

   TO TENDER COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      of

                            CABOT INDUSTRIAL TRUST
                       Pursuant To The Offer To Purchase
                            Dated November 5, 2001

                                      by

                           ROOSTER ACQUISITION CORP.
                           a wholly owned subsidiary

                                      of

                      CALWEST INDUSTRIAL PROPERTIES, LLC


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON TUESDAY, DECEMBER 4, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:
                    Computershare Trust Company of New York

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                (212) 701-7636

                             Confirm by Telephone:
                                (212) 701-7624

    By Overnight Courier              By Mail                    By Hand
Computershare Trust Company     Computershare Trust    Computershare Trust Company
         of New York          Companyof New YorkWall           of New York
      Wall Street Plaza       Street StationP.O. Box        Wall Street Plaza
  88 Pine Street, 19th Floor     1010New York, NY      88 Pine Street, 19th Floor
      New York, NY 10005            10268-1010             New York, NY 10005

   This Letter of Transmittal is to be completed by shareholders of Cabot Industrial Trust, a Maryland real estate investment trust ("Cabot"), either if certificates evidencing Common Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase, dated November 5, 2001 (the "Offer to Purchase")) is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                        DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)
 (Please fill in, if blank, exactly as name(s)  Share Certificate(s) and Common Shares Tendered
      appear(s) on Share Certificate(s))            (Attach additional list, if necessary)
------------------------------------------------------------------------------------------------
                                                    Share     Total Number of Common Number of
                                                 Certificate  Share(s) Evidenced by    Shares
                                                 Number(s)*    Share Certificate(s)  Tendered**
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                Total Shares:
------------------------------------------------------------------------------------------------

* Need not be completed by shareholders delivering Common Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Common Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

   Shareholders whose certificates evidencing Common Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Common Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
[_]CHECK HERE. IF ANY OF THE SHARE CERTIFICATES REPRESENTING COMMON SHARES THAT
   YOU OWN HAVE BEEN LOST OR DESTROYED. SEE INSTRUCTION 10.

   Number of Common Shares Represented by the Lost or Destroyed Share Certificates:____________________________________________________________

[_]CHECK HERE IF COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: _____________________________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s): ___________________________________________

   Window Ticket Number (if any): _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   If delivery is by book-entry transfer, give the following information: _____

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF
      INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE,
                     WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE
            SUBSTITUTE FORM W-9 PROVIDED BELOW, SEE INSTRUCTION 11.

Ladies and Gentlemen:

   The undersigned hereby tenders to Rooster Acquisition Corp., a Maryland corporation ("Rooster Acquisition Corp.") and wholly owned subsidiary of CalWest Industrial Properties, LLC, a California limited liability company ("CalWest"), the above-described common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), including the associated preferred share purchase rights issued pursuant to the Rights Agreement, dated as of June 11, 1998, as amended and restated as of September 10, 1998, and as further amended on October 28, 2001, between Cabot Industrial Trust, a Maryland real estate investment trust ("Cabot"), and EquiServe Limited Partnership, as Rights Agent, of Cabot, pursuant to Rooster Acquisition Corp.'s offer to purchase all issued and outstanding Common Shares at a purchase price of $24.00 per Common Share, net to the seller in cash (less any required withholding taxes), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 5, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Rooster Acquisition Corp. reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Common Shares tendered pursuant to the Offer.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Common Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of, Rooster Acquisition Corp. all right, title and interest in and to all Common Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Common Shares) and rights declared, paid or distributed in respect of such Common Shares, except for dividends expressly permitted by the Merger Agreement (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver Share Certificates evidencing such Common Shares (and all Distributions), or transfer ownership of such Common Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Rooster Acquisition Corp., (ii) present such Common Shares (and all Distributions) for transfer on the books of Cabot and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and all Distributions), all in accordance with the terms of the Offer.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Rooster Acquisition Corp. and CalWest and each of them, as agent, attorney-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or its substitute shall, in its sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Common Shares tendered hereby which have been accepted for payment by Rooster Acquisition Corp. prior to the time of such vote or other action and all Common Shares and other securities issued in Distributions in respect of such Common Shares, which the undersigned is entitled to vote at any meeting of shareholders of Cabot (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Common Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Common Shares by Rooster Acquisition Corp. in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Common Shares (and all Common Shares and other securities issued in Distributions in respect of such Common Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Common Shares or Distributions to be deemed validly tendered, immediately upon Rooster Acquisition Corp.'s acceptance of such Common Shares for payment, Rooster Acquisition Corp. must be able to exercise full voting and other rights with respect to such Common Shares (and any and all Distributions), including, without limitation, voting at any meeting of Cabot's shareholders then scheduled.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Common Shares tendered hereby and all Distributions, that when such Common Shares are accepted for payment by Rooster Acquisition Corp., Rooster Acquisition Corp. will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Rooster Acquisition Corp. to be necessary or desirable to complete the sale, assignment and transfer of Common Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Rooster Acquisition Corp. all Distributions in respect of Common Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Rooster Acquisition Corp. shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Common Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by Rooster Acquisition Corp. in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See
Section 4 in the Offer to Purchase.

   The undersigned understands that the valid tender of Common Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Rooster Acquisition Corp.'s acceptance of such Common Shares for payment will constitute a binding agreement between the undersigned and Rooster Acquisition Corp. upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Rooster Acquisition Corp. may not be required to accept for payment any of the Common Shares tendered hereby.

   Unless otherwise indicated below in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Common Shares purchased and return all Share Certificates evidencing Common Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Common Shares purchased and return all Share Certificates evidencing Common Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" on the first page hereof. In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Common Shares purchased and return all Share Certificates evidencing Common Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions", please credit any Common Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Rooster Acquisition Corp. has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares from the name of the registered holder(s) thereof if Rooster Acquisition Corp. does not accept for payment any Common Shares tendered hereby.

         SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check for the purchase price of Common Shares and Share Certificates evidencing Common Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Common Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Check and Share Certificate(s) to:

  Name:
       ________________________________________________________________________
                                (Please Print)

  Address:
        _______________________________________________________________________

  _____________________________________________________________________________

  _____________________________________________________________________________
                                  (Zip Code)

  _____________________________________________________________________________
                (Tax Identification Or Social Security Number)
                           (See Substitute Form W-9)
  Account
  Number: _____________________________________________________________________


         SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check for the purchase price of Common Shares purchased and Share Certificates evidencing Common Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail Check and Share Certificate(s) to:

  Name:
       ________________________________________________________________________
                                (Please Print)

  Address:
        _______________________________________________________________________

  _____________________________________________________________________________

  _____________________________________________________________________________
                                  (Zip Code)

  _____________________________________________________________________________

                                   IMPORTANT
                            SHAREHOLDERS SIGN HERE:

                  (Please Complete Substitute Form W-9 Below)

            ___________________________________________________________________
                           Signature(s) Of Holder(s)

  Dated: ______________________________________________________________________

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and provide the following information and see Instructions 1 and 5.)

  Name(s): ____________________________________________________________________
                                 Please Print

  Address:  ___________________________________________________________________

  _____________________________________________________________________________
                               Include Zip Code

  Name of Firm:
  _____________________________________________________________________________

  Capacity (full title): ______________________________________________________

  Daytime Area Code and Telephone No: _________________________________________

  Taxpayer Identification or
  Social Security No.: ________________________________________________________
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required-See Instructions 1 And 5)

  Authorized Signature:
  _____________________________________________________________________________

  Name(s): ____________________________________________________________________
                                 Please Print

  Address:  ___________________________________________________________________

  _____________________________________________________________________________
                               Include Zip Code
  Name of Firm:
  _____________________________________________________________________________

  Capacity (full title): ______________________________________________________

  Daytime Area Code and Telephone No: _________________________________________

  Dated: ______________________________________________________________________

                                 INSTRUCTIONS
             Forming Part Of The Terms And Conditions Of The Offer

   To complete the Letter of Transmittal, you must do the following:

    -  Fill in the box entitled "Description of Shares Being Tendered."

    - Sign and date the Letter of Transmittal in the box entitled "Shareholders Sign Here."

    - Fill in and sign in the box entitled "Substitute Form W-9," See Instruction 11.

   In completing the Letter of Transmittal, you may (but are not required to) also do the following:

    - If you want the payment for any Common Shares purchased to be issued in the name of another person, complete the box entitled "Special Payment Instructions."

    - If you want any Share Certificate for Common Shares not tendered or Common Shares not purchased to be issued in the name of another person, complete the box entitled "Special Payment Instructions."

    - If you want any payment for Common Shares or Share Certificate for Common Shares not tendered or purchased to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

   If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

   1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" herein or (ii) such Common Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is used, if Common Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Common Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Common Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Rooster Acquisition Corp., must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Common Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Common Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Common Shares for payment.

   3. INADEQUATE SPACE. If the space provided on the reverse hereof under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Common Shares evidenced by such Share Certificates and the number of Common Shares tendered should be listed on a separate signed schedule and attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all Common Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Common Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of Common Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Common Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Common Shares without alteration, enlargement or any other change whatsoever.

   If any Common Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any Common Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Common Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of Common Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Common Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of Common Shares tendered hereby, the Share Certificate(s) evidencing Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Rooster Acquisition Corp. of such person's authority so to act must be submitted.

   6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Rooster Acquisition Corp. will pay all stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares purchased is to be made to, or Share Certificate(s) evidencing Common Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased, unless evidence satisfactory to Rooster Acquisition Corp. of the payment of such taxes, or exemption therefrom, is submitted.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING COMMON SHARES TENDERED HEREBY.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Common Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Common Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes herein must be completed. Shareholders delivering Common Shares tendered hereby by book-entry transfer may request that Common Shares not purchased be credited to the account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" herein. If no such instructions are given, all such Common Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Common Shares were delivered.

   8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may also be obtained from the Information Agent or the Dealer Managers.

   9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived, in whole or in part, by Rooster Acquisition Corp., in its sole discretion, at any time and from time to time, in the case of any Common Shares tendered. See Section 14 of the Offer to Purchase.

   10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) have been lost, destroyed or stolen, the shareholder should promptly contact Cabot's transfer agent, EquiServe Limited Partnership (telephone (781) 575-3400), for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen Share Certificates have been replaced and the replacement Share Certificates have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

   11. SUBSTITUTE FORM W-9. Each tendering shareholder, unless an exemption applies, is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder up to 30.5% federal income tax withholding on the payment of the purchase price for all Common Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold up to 30.5% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

   Certain shareholders that are non-resident aliens or foreign entities are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, such shareholder must submit the appropriate completed Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Such forms can be obtained from the Information Agent.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

   Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth above.

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a shareholder whose tendered Common Shares are accepted for payment is generally required to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 provided herewith. If such shareholder is an individual, the TIN generally is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding of up to 30.5%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

   Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (on the appropriate Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

   If backup withholding applies, the Depositary is required to withhold up to 30.5% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose Of Substitute Form W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Common Shares purchased pursuant to the Offer, the shareholder, unless an exemption applies, is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b)(i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

What Number To Give The Depositary

   The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Common Shares tendered hereby. If Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 4 and sign and date the Substitute Form W-9. If "Applied For" is written in Part 4 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold up to 30.5% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
     PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK, AS DEPOSITARY

-------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1--Taxpayer Identification       PART 4
                            Number-For all accounts, enter
Form W-9                    your taxpayer identification
Department of the Treasury  number in the box at right. (For          Social Security Number
Internal Revenue Service    most individuals, this is your social               OR
                            security number. If you do not
Payer's Request for         have a number, see "Obtaining a
Taxpayer                    Number" in the enclosed               Employer Identification Number
Identification Number (TIN) Guidelines.) Certify by signing and       (If awaiting TIN write
                            dating below. Note: If the account            "Applied For")
                            is in more than one name, see the
                            chart in the enclosed Guidelines to
                            determine which number to give
                            the payer.
                            NAME (Please print)
                            ADDRESS
                            CITY  STATE  ZIP CODE
-------------------------------------------------------------------------------------------------

  PART 2 -- For payees exempt from the backup withholding - check the box if you are NOT subject to backup withholding. [_]
--------------------------------------------------------------------------------
  PART 3 -- For payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
  Certification -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 (3) I am a U.S. person (including a U.S. resident alien).

  Certificate Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

  SIGNATURE                       DATE
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART 4 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 30.5% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

  Signature                       Date

   Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at the addresses and telephone numbers set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent.

                    THE INFORMATION AGENT FOR THE OFFER IS:


                      [LOGO] MacKenzie Partners, Inc. Logo

                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                      or
                         Call Toll-Free (800) 322-2885

                      Email: proxy@mackenziepartners.com

                    THE DEALER MANAGERS FOR THE OFFER ARE:

                             GOLDMAN, SACHS & CO.

                                85 Broad Street
                           New York, New York 10004

                         Call Collect: (212) 902-1000
                                      or
                        Call Toll Free: (800) 323-5678

                               November 5, 2001